Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure
COMMITMENTS AND CONTINGENCIES

We have various contractual obligations which are recorded as liabilities in our Financial Statements. Other items, such as certain purchase commitments and other executed contracts which do not meet the definition of a liability as of December 31, 2015, are not recognized as liabilities but require disclosures in our Financial Statements.

LNG Terminal Commitments and Contingencies

Obligations under Bechtel EPC Contracts

We have entered into lump sum turnkey contracts with Bechtel for the engineering, procurement and construction of Trains 1 and 2 (the “EPC Contract (Trains 1 and 2)”), Trains 3 and 4 (the “EPC Contract (Trains 3 and 4)”) and Train 5 (the “EPC Contract (Train 5)”) of the Liquefaction Project.

The EPC Contract (Trains 1 and 2), the EPC Contract (Trains 3 and 4) and the EPC Contract (Train 5) provide that we will pay Bechtel contract prices of $4.1 billion, $3.8 billion and $3.0 billion, respectively, subject to adjustment by change order.  We have the right to terminate each EPC contract for our convenience, in which case Bechtel will be paid (1) the portion of the contract price for the work performed, (2) costs reasonably incurred by Bechtel on account of such termination and demobilization, and (3) a lump sum of up to $30.0 million depending on the termination date.

Obligations under SPAs

We have entered into third-party SPAs which obligate us to purchase and liquefy sufficient quantities of natural gas to deliver 1,030.0 million MMBtu per year of LNG to the customers’ vessels, subject to completion of construction of Trains 1 through 5 of the Liquefaction Project.

Obligations under Natural Gas Supply, Transportation and Storage Service Agreements

We have entered into index-based physical natural gas supply contracts to secure natural gas feedstock for the Liquefaction Project. The terms of these contracts primarily range from approximately one to seven years and commence upon the occurrence of conditions precedent, including our declaration to the respective natural gas supplier that we are ready to commence the term of the supply arrangement in anticipation of the date of first commercial operation of the applicable, specified Trains of the Liquefaction Project. As of December 31, 2015, we have secured up to approximately 2,154.2 million MMBtu of natural gas feedstock through natural gas purchase agreements, of which we determined that we have purchase obligations for the contracts for which conditions precedent were met.

Additionally, we have entered into transportation and storage service agreements for the Liquefaction Project. The initial term of the transportation agreements ranges from 10 to 20 years, with renewal options for certain contracts, and commences upon the occurrence of conditions precedent. The term of our storage service agreements is typically three years.

As of December 31, 2015, our purchase obligations under natural gas supply, transportation and storage service agreements for contracts in which conditions precedent were met were as follows (in thousands):

Years Ending December 31,	Payments Due (1)
2016	$402,284
2017	365,923
2018	313,210
2019	264,130
2020	271,300
Thereafter	1,536,413
Total	$3,153,260

(1)	Pricing of natural gas supply contracts are variable based on market commodity basis prices adjusted for basis spread. Amounts included are based on prices and basis spreads as of December 31, 2015.

Obligations under LNG TUAs

We have entered into a TUA with SPLNG pursuant to which we have reserved approximately 2.0 Bcf/d of regasification capacity. See Note 10—Related Party Transactions for additional information regarding this TUA.

In September 2012, we entered into a partial TUA assignment agreement with Total Gas & Power North America, Inc. (“Total”), whereby we will progressively gain access to Total’s capacity and other services provided under Total’s TUA with SPLNG. This agreement provides us with additional berthing and storage capacity at the Sabine Pass LNG terminal that may be used to accommodate the development of Trains 5 and 6, provides increased flexibility in managing LNG cargo loading and unloading activity starting with the commencement of commercial operations of Train 3 and permits us to more flexibly manage our storage with the commencement of Train 1. Notwithstanding any arrangements between Total and us, payments required to be made by Total to SPLNG continue to be made by Total to SPLNG in accordance with its TUA.

Services Agreements

We have entered into certain services agreements with affiliates. See Note 10—Related Party Transactions for information regarding such agreements.

State Tax Sharing Agreement

In August 2012, we entered into a state tax sharing agreement with Cheniere. See Note 10—Related Party Transactions for additional information regarding this agreement.

Other Commitments

In the ordinary course of business, we have entered into certain multi-year licensing and service agreements, none of which are considered material to our financial position. Additionally, we have various lease commitments, as disclosed in Note 11—Leases.

Legal Proceedings

We may in the future be involved as a party to various legal proceedings, which are incidental to the ordinary course of business. We regularly analyze current information and, as necessary, provide accruals for probable liabilities on the eventual disposition of these matters. In the opinion of management, as of December 31, 2015, there were no pending legal matters that would reasonably be expected to have a material impact on our operating results, financial position or cash flows.